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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          MedSource Technologies, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


               Delaware                                   52-2094496
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(State of Incorporation or Organization)              (I.R.S. Employer
                                                     Identification No.)



110 Cheshire Lane, Suite 100, Minneapolis, MN                55305
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  (Address of Principal Executive Offices)                (Zip Code)



If this Form relates to the                 If this Form relates to the
registration of a class of                  registration of a class of
securities pursuant to Section              securities pursuant to Section
12(b) of the Exchange Act and is            12(g) of the Exchange Act and is
effective pursuant to General               effective pursuant to General
Instruction A.(c), please check             Instruction A.(d), please check the
the following box. [ ]                      following box. |X|



Securities Act registration statement file number to
which this form relates:                                       333-76842
                                                      --------------------------



Securities to be registered pursuant to Section 12(b) of the Act:     None
                                                                 ---------------




Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $.01 per share
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                                (Title of Class)

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Item 1. Description of Registrant's Securities to be Registered.

     The description under the heading "Description of Capital Stock" relating to the registrant's Common Stock, par value $.01 per share, contained in the prospectus included in the registrant's registration statement on Form S-1 (registration no. 333-76842), as filed with the Securities and Exchange Commission on January 16, 2002 and amended by any amendments to such registration statement, and by any prospectus filed pursuant to Rule 424(b) of the General Rules and Regulations under the Securities Act of 1933, is incorporated herein by reference.

Item 2. Exhibits.

     The documents listed below are filed as exhibits to this registration statement:

Exhibit No.

    *3.1         Form of registrant's restated certificate of incorporation
    *3.2         Form of registrant's amended and restated by-laws
    *4.1         Form of specimen Common Stock certificate
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*    Incorporated by reference to MedSource's registration statement on Form S-1
     (registration no. 333-76842).



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                                    SIGNATURE

           Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  March 22, 2002

                                     MEDSOURCE TECHNOLOGIES, INC.


                                     By:  /s/ Joseph J. Caffarelli
                                        ----------------------------------------
                                              Joseph J. Caffarelli
                                              Senior Vice President and Chief
                                                 Financial Officer


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